Related party transactions	12 Months Ended
Dec. 31, 2025
Disclosure of transactions between related parties [abstract]
Related party transactions [Text Block]
18)	Related party transactions

In accordance with IAS 24, key management personnel are those persons who have authority and responsibility for planning, directing and controlling the activities of the Company directly or indirectly, including any directors (executive and non-executive) of the Company.  Their remuneration was as follows:

	Year ended
	December 31, 2025	December 31, 2024
Short-term benefits	$1,466	$2,182
Share-based payments	607	975
Termination benefits	-	1,446
Total	$2,073	$4,603

During the year, the Company completed a private placement which included Arias Resource Capital Fund III L.P. ("ARC Fund III"), an affiliate of the Company's largest shareholder. Alberto Arias, a director of Company's board, is associated with funds managed by Arias Resource Capital. Accordingly, the transaction was considered a related party transaction.

In connection with the offering, ARC Fund III committed to provide total financing of US$6 million (the "ARC Commitment"). A portion of this commitment was advanced through a US$5 million secured convertible bridge loan (the "ARC Bridge Loan"), which reduced the remaining commitment under the ARC Commitment by the same amount. The ARC Bridge Loan was automatically converted upon closing of the offering into units consisting of common shares and warrants on the same terms as those issued to other investors in the offering. As a result of the conversion, no balance remained outstanding at the reporting date.